Exhibit 32.1

                      Pacific WebWorks, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

We, the undersigned officers of Pacific WebWorks, Inc. certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the annual report on Form 10-KSB of the Company for the year ended
     December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   March 18, 2004               /s/ Kenneth W. Bell
                                     ____________________________________
                                     Kenneth W. Bell
                                     Chief Executive Officer



Date:  March 18, 2004                /s/ Thomas R. Eldredge
                                     ____________________________________
                                     Thomas R. Eldredge
                                     Chief Financial Officer